Exhibit (99)

                         SECOND AMENDMENT, dated as of June 15, 1995 (this
               "Amendment"), to the SHAREHOLDER PROTECTION RIGHTS AGREEMENT, dated December 18, 1990 (as heretofore amended, the "Rights Agreement"), between First Union Corporation, a North Carolina corporation (the "Company"), and First Union National Bank of North Carolina, a national banking association (the "Rights Agent").

                                        WITNESSETH

                         WHEREAS, on December 18, 1990,  the Board of
               Directors of the Company (i) authorized and declared a dividend of one Right with respect to each share of Common Stock held of record as of the Record Time and (ii) autho-rized the issuance of one Right with respect to each share of Common Stock issued after the Record Time and prior to any Separation Time, each Right representing the right to purchase securities of the Company pursuant to the terms and conditions of the Rights Agreement; and

                         WHEREAS, the Rights remain issued and outstanding
               and the Rights Agreement remains in effect with respect thereto; and

                         WHEREAS, the Board of Directors of the Company has
               approved, in accordance with Section 5.4 of the Rights Agreement, this Amendment and has directed the appropriate officers of the Company to take all appropriate steps to execute and deliver this Amendment.

                         NOW, THEREFORE, in consideration of the premises
               and the respective agreements set forth herein, the parties hereby agree as follows:

                         (1)  Amendment and Addition to Section 1.1.

                         (a) The definition of "Acquiring Person" appearing
               in Section 1.1. of the Rights Agreement is amended to read in its entirety as follows:

                         "`Acquiring Person' shall mean either of the
                    following:

                         (i) any Person that is a Beneficial Owner of 15%
                    or more of the outstanding shares of Common Stock; provided, however, that, for the purposes of this paragraph (i), the term "Acquiring Person" shall not include (a) any Person who shall become the Beneficial Owner of 15% or more of the outstanding shares of

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                    Common Stock solely as a result of an acquisition by
                    the Company of shares of Common Stock, until such time thereafter as such Person shall become the Beneficial Owner (other than by means of a stock dividend or stock split) of any additional shares of Common Stock, or
                    (b) any Person who acquired Beneficial Ownership of shares of Common Stock without any plan or intention to seek or affect control of the Company and without knowledge that such acquisition would make such Person an Acquiring Person, if such Person, upon notice by the Company, promptly enters into an irrevocable commitment promptly to divest, and thereafter promptly divests (without exercising or retaining any power, including voting, with respect to such shares), sufficient shares of Common Stock (or securities convertible into, exchangeable into or exercisable for Common Stock) so that such Person ceases to be the Beneficial Owner of 15% or more of the outstanding shares of Common Stock; or

                         (ii) any Person that is determined by the Federal Reserve Board to Control the Company; provided, however, that for purposes of this subparagraph (ii) the term 'Acquiring Person' shall not include (x) any Person as to which the Federal Reserve Board's determination of Control would not have been made but for such Person's violation of, or non-compliance with, a customary agreement with, or commitment to, the Federal Reserve Board relating to Control or the failure of such person to enter into such an agreement or commitment if necessary to avoid or eliminate a determination of Control containing standard Federal Reserve Board commitments similar to those in the Federal Reserve Board order issued to North Fork Bancorporation on March 29, 1995 other than number 2 relating to employees, number 10 relating to banking or non-banking transactions and number 11 relating to board representation (any such violation or non-compliance or failure, a "Compliance Failure") so long as such person obtains a determination from the Federal Reserve Board within 30 days of being so determined in Control that it no longer Controls the Company (a "Non-Control Determination") (or within 60 days if the Board of Directors of the Company in its discretion determines to grant an extension of up to an additional 30 days) or (y) any Person as to which the Federal Reserve Board's determination of Control does not result from a Compliance Failure, so long as such person obtains a Non-Control Determination on or before the third anniversary of first being determined in such Control and such Person has not failed to use its best


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                    efforts to take, or cause to be taken, all actions and
                    to do, or cause to be done, all things necessary or appropriate to procure any action by or in respect of, or to make any filing with, any governmental body, agency, official or authority required to permit the Company or any of its affiliates, directly or indirectly, to acquire any Person or the assets thereof (or to assume the liabilities thereof) or to permit the Company or any affiliate thereof to engage in any legally permissible activity to the extent that the Company or such affiliate shall have determined to do so as notified in writing by the Company to such Person.

                         (b)  The following new definitions are added to
               Section 1.1 of the Rights Agreement, inserted in conformity with the alphabetical order of Section 1.1 and shall read as follows:

                              "`Control' shall have the meaning ascribed to
                         such term in the Bank Holding Company Act of 1956, as amended.

                              "`Federal Reserve Board' shall mean the Board
                         of Governors of the Federal Reserve System (or any successor agency) and the staff thereof.

                         (2)  Amendment and Addition to Section 5.4.

                         Section 5.4 of the Rights Agreement is amended in
               its entirety as follows:

                         "5.4  Supplements and Amendments.  The Company and
                    the Rights Agent may from time to time supplement or amend this Agreement without the approval of any holders of Rights (i) in any respect prior to the close of business on the Flip-in Date (other than to change the Expiration Time, except as contemplated elsewhere herein), (ii) to make any changes that the Company may deem necessary or desirable and which shall not materially adversely affect the interests of the holders of Rights generally, (iii) in order to cure any ambiguity or to correct or supplement any provision contained herein which may be inconsistent with any other provisions herein or otherwise defective or
                    (iv) as provided in Section 5.1(a). Notwithstanding the foregoing, the Company may not amend or supplement this Agreement to lower the Beneficial Owner threshold of 15% in the definition of "Acquiring Person" without the prior approval of the holders of a majority in interest of the Common Stock; provided that the Board


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                    of Directors may amend or delete this sentence only (i)
                    if it determines that it would have a material adverse effect on the Company's regulatory capital position or
                    (ii) if the amendment or deletion is approved by the holders of a majority interest of the Common Stock.
                    The Rights Agent will duly execute and deliver any supplement or amendment hereto requested by the Company which satisfies the terms of the preceding sentence."

                         (4)  Effectiveness.  This Amendment shall be
               deemed to be in force and effective immediately upon the close of business on the date first written herein above. Except as amended hereby, the Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.

                         (5) Defined Terms. Unless otherwise defined herein, all defined terms used herein shall have the same meanings given to them in the Rights Agreement.

                         (6)  Governing Law.  This Amendment shall be
               deemed to be a contract made under the laws of the State of North Carolina and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

                         (7) Counterparts. This Amendment may be executed in any number of counterparts, each of which shall for all purposes be deemed an original and all of which shall together constitute but one and the same instrument.

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                         IN WITNESS WHEREOF, the parties hereto have caused
               this Amendment to be duly executed as of the day and year first above written.

                                                  FIRST UNION CORPORATION


                                                  By:______________________
                                                     Name:
                                                     Title:



                                                  FIRST UNION NATIONAL BANK
                                                  OF NORTH CAROLINA


                                                  By:______________________
                                                     Name:
                                                     Title:

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